UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE IBERO-AMERICA FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

The Ibero-America Fund

(formerly The Spain Fund)

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for The Ibero-America Fund (formerly The Spain Fund) (the “Fund”) for the semi-annual reporting period ended May 31, 2010. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

Changes in Investment Objective and Policies

Effective January 20, 2010, the Fund adopted a new name to reflect a broadening of its investment strategies approved by the Fund’s Board of Directors (the “Board”) to include investments in companies located in Spain and Portugal and in the historically Spanish- and Portuguese-speaking countries of Central and South America (Ibero-America). Consistent with its new name, the Fund has adopted an investment policy to invest at least 80% of its assets in securities of Ibero-American issuers. The Fund’s investment objective, which was “to seek long term capital appreciation by investing primarily in equity securities of Spanish companies” has been changed, with the approval of stockholders, “to seek long-term growth of capital.” In addition, stockholders approved, among other things, the elimination of certain restrictions that were inconsistent with the Fund’s expanded investment focus, including: a requirement that the Fund invest at least 65% of its total assets in Spanish equity securities, a prohibition on investing more than 10% of the Fund’s total assets in non- Spanish equity securities and a prohibition on investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Stockholders also approved changes in the Fund’s fundamental policies regarding investments in options and commodities to allow investments in options and futures contracts and options on futures contracts.

The stockholders of the Fund also approved the elimination of the following additional fundamental investment policies:

•	Prohibition on investing more than 35% of total assets in Spanish and certain other fixed-income securities;
•	Prohibition on investing more than 15% of total assets in a single issuer;
•	Prohibitions on pledging, hypothecating, mortgaging or otherwise encumbering assets;
•	Prohibition on purchasing more than 10% of an issuer’s voting securities; and
•	Prohibition on purchases of securities on margin.

In addition, the stockholders of the Fund approved updating certain of the Fund’s fundamental policies including its fundamental policies on senior securities, borrowing, concentration, real estate and lending.

For additional information see the Fund’s proxy statement dated September 22, 2009.

THE IBERO-AMERICA FUND •	1

On July 30, 2009, the Board approved changes to certain of the Fund’s non-fundamental investment policies to provide additional flexibility for the Fund to pursue its investment strategies. These changes included:

•

removing limitations on investments in derivatives to provide that the Fund may enter derivatives transactions, including currency-related derivatives transactions, such as options, futures, options on futures, forwards and swap agreements, either for hedging purposes or for investment purposes; and

•

providing broader flexibility to engage in currency transactions to provide that the Fund may invest in foreign currencies for hedging purposes or for investment purposes, either directly or on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures, options on futures, swaps and options.

On November 12, 2009, the Board also approved a policy to allow investments in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Fund may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note E—Risks Involved in Investing in the Fund” within the Notes to Financial Statements on page 20.

On July 31, 2009, the Board approved the suspension of the Fund’s managed distribution policy. The Fund suspended payments under its managed distribution policy effective after the distribution in the third quarter of 2009.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Madrid Stock Exchange General Index (IGBM), for the six- and 12-month periods ended May 31, 2010. Also included are returns for the MSCI EM Latin America Index.

For the six- and 12-month periods ended May 31, 2010, the Fund outperformed the IGBM; the Fund posted negative returns for both periods. Based on the Fund’s new investment objective, its exposure outside Spain, in particular in Latin America, was increased. The increased exposure to Latin America had the most positive impact on performance during both the six- and 12-month periods ended May 31, 2010.

2	• THE IBERO-AMERICA FUND

During the reporting period, uncertainty in global markets and the contagion effect of the crises in Greece had a significant effect on the financial sector in Spain. The Fund’s underweight in the financial sector had one of the largest positive contributions to relative performance for the six-month period. The Fund’s overweight exposure to the consumer staples and discretionary sectors also contributed positively to relative performance compared to the IGBM. Leverage had no impact on performance for either period.

At the end of the reporting period, the Fund had 25% of total assets invested in Latin America, from 6.7% as of the end of November 2009. The Fund’s underperformance relative to the MSCI EM Latin America Index is explained by the fact that only a portion of the Fund is invested in the Latin American region, and by the effect of the negative returns of the Spanish equities market during the periods in consideration.

Market Review and Investment Strategy

For the 12-month period ended May 31, 2010, the Fund’s manager

(the “Manager”) continued to

diversify the Fund by reducing its direct exposure to Spain and increasing its exposure to Latin America. This strategy was driven by the Manager’s concerns over the deterioration of the macroeconomic situation in Spain and a positive view on the attractiveness of growth in or within the Latin American markets. The Fund’s increased exposure to Latin America and investments in geographically diversified Spanish corporates were the key drivers of performance during the reporting period.

After the approval of new investment guidelines for the Fund in December 2009, the Fund gained exposure to basic industries outside Spain. In particular, the Manager added exposure to commodities such as iron ore, steel, pulp and paper. The Fund’s exposure in Latin America is mainly concentrated in Brazil and Mexico. In Brazil, the Manager continues to focus on domestic names and selective basic materials companies. Mexico is a market which will likely benefit from the financial recovery in the US. The Fund’s exposure in Mexico is focused on consumer-exposed companies.

THE IBERO-AMERICA FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Ibero-America Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 29.

Benchmark Disclosure

The Madrid Stock Exchange General Index (IGBM) is a capitalization-weighted index that measures the performance of a selected number of Continuous Market (Sistema de Interconexión Bursátil Español—SIBE) securities. The SIBE is a fully transparent order driven, electronic trading system owned by the four major Spanish Exchanges. The IGBM is the principal index for the Madrid Stock Exchange and represents the construction, financial services, communications, consumer, capital/intermediate goods, energy and market service sectors. The MSCI EM Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. As of June 2007 the MSCI EM Latin America Index consisted of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. Neither the unmanaged IGM or the MSCI EM Latin America Index reflect fees and expenses associated with the active management of a fund portfolio. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investment in the Fund includes risks not associated with funds that invest primarily in US issues. Substantially all of the Fund’s assets may be invested in companies in Spain and Portugal and in the Spanish and Portuguese-speaking countries of Central and South America, and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates.

The Fund’s investments in emerging markets are subject to emerging market risk. Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objective, the Fund may at times use certain investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

4	• THE IBERO-AMERICA FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from pervious page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
The Ibero-America Fund (NAV)	-25.79%	-3.11%

Madrid Stock Exchange General Index (IGBM)	-32.80%	-10.10%

MSCI EM Latin America Index	-10.56%	25.42%

The Fund’s Market Price per share on May 31, 2010, was $5.20. The Fund’s Net Asset Value Price per share on May 31, 2010, was $6.07. For additional Financial Highlights, please see page 24.

See Historical Performance and Benchmark disclosures on previous page.

THE IBERO-AMERICA FUND •	5

Historical Performance

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $54.1

*	All data are as of May 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

6	• THE IBERO-AMERICA FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2010 (unaudited)

Company	U.S. $ Value	Net Assets
Telefonica SA	$7,877,146	14.6%
Banco Santander SA	6,440,340	11.9
Inditex SA	3,304,331	6.1
Banco Bilbao Vizcaya Argentaria SA	3,185,137	5.9
America Movil SAB de CV	2,897,626	5.4
Repsol YPF SA	2,625,035	4.8
Iberdrola SA	1,668,570	3.1
Obrascon Huarte Lain SA	1,639,524	3.0
Ebro Puleva SA	1,548,061	2.9
Viscofan SA	1,375,439	2.5
	$32,561,209	60.2%

*	Long term investments.

THE IBERO-AMERICA FUND •	7

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 31.6%
Commercial Banks – 21.4%
Banco Bilbao Vizcaya Argentaria SA(a)	304,110	$3,185,137
Banco de Chile	2,361,060	237,863
Banco Santander SA	629,313	6,440,340
Grupo Financiero Banorte SAB de CV – Class O	154,400	606,499
Investimentos Itau SA	1,129	744
Investimentos Itau SA (Preference Shares)	175,300	1,073,216

		11,543,799

Consumer Finance – 1.7%
Banco Compartamos SA de CV(b)	176,300	943,855

Diversified Financial Services – 6.0%
BM&F BOVESPA SA	50,600	337,009
Bolsas y Mercados Espanoles SA	11,653	260,573
Corp. Financiera Alba	34,048	1,337,274
Criteria Caixacorp SA	302,524	1,302,740

		3,237,596

Insurance – 1.6%
Grupo Catalana Occidente SA	55,427	851,705

Real Estate Management & Development – 0.9%
BR Malls Participacoes SA	38,800	494,254

		17,071,209

Telecommunication Services – 19.9%
Diversified Telecommunication Services – 14.6%
Telefonica SA	411,682	7,877,146

Wireless Telecommunication Services – 5.3%
America Movil SAB de CV	1,179,800	2,897,626

		10,774,772

Consumer Staples – 9.2%
Beverages – 1.4%
Cia de Bebidas das Americas(b)	22	2,093
Cia de Bebidas das Americas (Preference Shares)	7,900	752,371

		754,464

Food & Staples Retailing – 1.9%
Grupo Comercial Chedraui SA de CV(b)	143,500	389,130
Wal-Mart de Mexico SAB de CV	274,900	613,611

		1,002,741

Food Products – 5.9%
Cosan SA Industria e Comercio(b)	25,100	285,971
Ebro Puleva SA	89,662	1,548,061
Viscofan SA	51,800	1,375,439

		3,209,471

		4,966,676

8	• THE IBERO-AMERICA FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 8.5%
Diversified Consumer Services – 0.4%
Anhanguera Educacional Participacoes SA	16,300	$234,487

Household Durables – 1.0%
Urbi Desarrollos Urbanos SAB de CV(b)	270,900	546,753

Multiline Retail – 1.0%
Lojas Renner SA	21,500	513,521

Specialty Retail – 6.1%
Inditex SA	59,187	3,304,331

		4,599,092

Utilities – 7.8%
Electric Utilities – 3.7%
EDP – Energias de Portugal SA	117,300	362,799
Iberdrola SA	251,731	1,668,570

		2,031,369

Gas Utilities – 2.5%
Enagas	22,065	356,145
Gas Natural SDG SA	67,600	989,313

		1,345,458

Independent Power Producers & Energy Traders – 1.6%
EDP Renovaveis SA(b)	36,611	209,413
Iberdrola Renovables SA	207,600	638,772

		848,185

		4,225,012

Industrials – 7.4%
Commercial Services & Supplies – 2.2%
Prosegur Cia de Seguridad SA	27,249	1,172,402

Construction & Engineering – 3.0%
Obrascon Huarte Lain SA	64,743	1,639,524

Transportation Infrastructure – 2.2%
Abertis Infraestructuras SA	82,564	1,174,308

		3,986,234

Energy – 7.4%
Energy Equipment & Services – 2.5%
Tecnicas Reunidas SA	27,788	1,351,020

Oil, Gas & Consumable Fuels – 4.9%
Repsol YPF SA	128,832	2,625,035

		3,976,055

Materials – 5.9%
Metals & Mining – 4.9%
Tubacex SA	154,300	457,131

THE IBERO-AMERICA FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Usinas Siderurgicas de Minas Gerais SA – Class A (Preference Shares)	52,900	$1,333,211
Vale SA(b)	31,800	873,027

		2,663,369

Paper & Forest Products – 1.0%
Fibria Celulose SA(b)	32,400	524,804

		3,188,173

Health Care – 0.8%
Health Care Providers & Services – 0.8%
Diagnosticos da America SA(b)	54,400	448,044

Information Technology – 0.7%
IT Services – 0.7%
Redecard SA	26,800	404,667

Total Common Stocks (cost $47,408,532)		53,639,934

RIGHTS – 0.1%
Industrials – 0.1%
Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA – Rts(b) (cost $0)	82,564	58,360

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(c) (cost $63,215)	63,215	63,215

Total Investments – 99.4% (cost $47,471,747)		53,761,509	(d)
Other assets less liabilities – 0.6%		299,604

Net Assets – 100.0%		$54,061,113

(a)	Security represents investments in an affiliate. (See Note B)

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	In accordance with the Fund’s valuation policy (see Note A), the Fund is required to value its securities using the last sale price available. On May 31, 2010, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. As a result, the Fund valued its foreign securities using the closing market prices from the respective foreign markets on May 31, 2010 for financial reporting purposes.

See notes to financial statements.

10	• THE IBERO-AMERICA FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $46,653,568)	$50,513,157
Affiliated issuers (cost $818,179)	3,248,352
Foreign currencies, at value (cost $420,152)	417,558
Dividends and interest receivable	33,130
Other assets	13,286

Total assets	54,225,483

Liabilities
Transfer Agent fee payable	44,630
Management fee payable	39,972
Audit fee payable	29,043
Printing fee payable	14,761
Custody fee payable	13,973
Trustee fee payable	9,792
Payable for investment securities purchased	5,894
Accrued expenses and other liabilities	6,305

Total liabilities	164,370

Net Assets	$54,061,113

Composition of Net Assets
Capital stock, at par	$89,057
Additional paid-in capital	51,935,306
Undistributed net investment income	281,623
Accumulated net realized loss on investment and foreign currency transactions	(4,530,230)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	6,285,357

$54,061,113

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 8,905,699 shares outstanding)	$6.07

See notes to financial statements.

THE IBERO-AMERICA FUND •	11

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $179,159)	$1,110,372
Affiliated issuers (net of foreign taxes withheld of $15,205 )	86,206
Interest	250	$1,196,828

Expenses
Management fee (see Note B)	269,016
Legal	102,386
Printing	81,466
Directors’ fees	74,136
Transfer agency	45,260
Audit	27,278
Custodian	25,770
Registration fees	11,934
Miscellaneous	30,536

Total expenses		667,782

Net investment income		529,046

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions-unaffiliated issuers		1,104,459
Foreign currency transactions		(196,109)
Net change in unrealized appreciation/depreciation of:
Investments		(20,186,163)
Foreign currency denominated assets and liabilities		(12,044)

Net loss on investment and foreign currency transactions		(19,289,857)

Net Decrease in Net Assets from Operations		$ (18,760,811)

See notes to financial statements.

12	• THE IBERO-AMERICA FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2010 (unaudited)		Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$529,046		$1,329,797
Net realized gain (loss) on investment and foreign currency transactions	908,350		(4,474,288)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,198,207)		29,394,385

Net increase (decrease) in net assets from operations	(18,760,811)		26,249,894
Dividends and Distributions to Shareholders from
Net investment income	– 0	–	(2,387,371)
Tax return of capital	– 0	–	(3,490,346)

Total increase (decrease)	(18,760,811)		20,372,177
Net Assets
Beginning of period	72,821,924		52,499,747

End of period (including undistributed net investment income and distributions in excess of net investment income of $281,623 and ($247,423), respectively)	$54,061,113		$72,821,924

See notes to financial statements.

THE IBERO-AMERICA FUND •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

The Ibero-America Fund, Inc. (the “Fund”), formerly The Spain Fund, Inc., was incorporated in the State of Maryland on June 30, 1987, and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”)

14	• THE IBERO-AMERICA FUND

Notes to Financial Statements

may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE IBERO-AMERICA FUND •	15

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1		Level 2			Level 3			Total
Common Stocks:
Financials	$17,071,209		$	– 0	–	$	– 0	–	$17,071,209
Telecommunication Services	10,774,772			– 0	–		– 0	–	10,774,772
Consumer Staples	4,966,676			– 0	–		– 0	–	4,966,676
Consumer Discretionary	4,599,092			– 0	–		– 0	–	4,599,092
Utilities	4,225,012			– 0	–		– 0	–	4,225,012
Industrials	3,986,234			– 0	–		– 0	–	3,986,234
Energy	3,976,055			– 0	–		– 0	–	3,976,055
Materials	3,188,173			– 0	–		– 0	–	3,188,173
Health Care	448,044			– 0	–		– 0	–	448,044
Information Technology	404,667			– 0	–		– 0	–	404,667
Rights	58,360			– 0	–		– 0	–	58,360
Short-Term Investments	63,215			– 0	–		– 0	–	63,215

Total Investments in Securities	53,761,509			– 0	–		– 0	–	53,761,509
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$53,761,509		$	– 0	–	$	– 0	–	$53,761,509

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities. The exchange rate for the Euro at May 31, 2010 was .81 EUR to U.S. $1.00.

16	• THE IBERO-AMERICA FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Until recently, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the

THE IBERO-AMERICA FUND •	17

Notes to Financial Statements

first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010, amounted to $35,579, of which none was paid to Banco Bilbao Vizcaya Argentaria, Sanford C. Bernstein Co., LLC or Sanford C. Bernstein Limited, affiliates of the Investment Manager.

Banco Bilbao Vizcaya Argentaria (“BBVA”), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2010, the Fund earned $250 of interest income on cash balances maintained at the subcustodian. Based on publicly available filings, BBVA currently owns approximately 17% of the Fund’s outstanding shares of Common Stock and was therefore an “affiliated person” as defined under the Investment Company Act of 1940.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. There were no amounts reimbursed to ABIS for the six months ended May 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, an open-end management investment company managed by the Investment Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Investment Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010, is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 19	$809	$765	$63	$	– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,090,656		$15,976,910
U.S. government securities	– 0	–	– 0	–

18	• THE IBERO-AMERICA FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$9,500,215
Gross unrealized depreciation	(3,210,453)

Net unrealized appreciation	$6,289,762

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.”

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

The Fund did not engage in derivative transactions for the six months ended May 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

THE IBERO-AMERICA FUND •	19

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

During the six months ended May 31, 2010, the Fund had no shares issued in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Ibero-American equities market. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Emerging Markets Securities Risk—Investments in emerging market countries may impose risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluc-

20	• THE IBERO-AMERICA FUND

Notes to Financial Statements

tuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of dis-

THE IBERO-AMERICA FUND •	21

Notes to Financial Statements

tributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$2,387,371		$6,719,451
Long-term capital gains	– 0	–	23,108,412

Total taxable distributions	2,387,371		29,827,863
Tax return of capital	3,490,346		– 0	–

Total distributions paid	$5,877,717		$29,827,863

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,812,344	)(a)
Unrealized appreciation/(depreciation)	25,609,905	(b)

Total accumulated earnings/(deficit)	$20,797,561

(a)	On November 30, 2009, the Fund had a net capital loss carryover for federal income tax purposes of $4,812,344 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, and investments in passive foreign investment companies.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

22	• THE IBERO-AMERICA FUND

Notes to Financial Statements

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager’s ability to perform advisory services relating to the Fund.

NOTE H

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended November 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

THE IBERO-AMERICA FUND •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.18	$ 5.89	$ 15.40	$ 13.24	$ 10.12	$ 10.09

Income From Investment Operations
Net investment income(a)	.06	.15	.17	.15	.12	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.17)	2.80	(6.30)	3.51	4.06	.87

Net increase (decrease) in net asset value from operations	(2.11)	2.95	(6.13)	3.66	4.18	1.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.27)	(1.22)	(1.03)	(.12)	(.14)
Tax return of capital	– 0	–	(.39)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(2.16)	(.47)	(.94)	(.84)

Total dividends and distributions	– 0	–	(.66)	(3.38)	(1.50)	(1.06)	(.98)

Net asset value, end of period	$ 6.07	$ 8.18	$ 5.89	$ 15.40	$ 13.24	$ 10.12

Market value, end of period	$ 5.20	$ 7.37	$ 5.00	$ 15.24	$ 14.70	$ 12.43

Premium/(Discount), end of period	(14.33)%	(9.90)%	(15.11)%	(1.04)%	11.03%	22.83%
Total Return
Total investment return based on(b):
Market value:	(29.44)%	65.63%	(57.13)%	14.22%	29.05%	7.95%
Net asset value:	(25.79)%	56.05%	(50.03)%	28.15%	42.76%	8.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,061	$72,822	$52,450	$135,681	$116,105	$88,399
Ratio to average net assets of:
Expenses	2.05	%(c)	1.99%	1.46%	1.25%	1.56%	1.65%
Net investment income	1.63	%(c)	2.26%	1.63%	1.05%	1.12%	1.37%
Portfolio turnover rate	25%	40%	41%	72%	56%	22%

24	• THE IBERO-AMERICA FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

See notes to financial statements.

THE IBERO-AMERICA FUND •	25

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Managed Distribution Policy

Until recently, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

If distributions under the managed distribution policy exceeded the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference generally constituted a return of capital to shareholders. A return of capital may occur when some or all of the money a shareholder invested in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution policy.

As previously announced, the Fund’s Board of Directors (the “Board”) approved the suspension of the Fund’s managed distribution policy. The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

26	• THE IBERO-AMERICA FUND

Additional Information

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., c/o The Ibero-America Fund, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

THE IBERO-AMERICA FUND •	27

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Robert M. Keith, President and Chief Executive Officer

Luis Abril Perez(1)

Daniel de Fernando Garcia(1)

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

Baldomero Falcones Jaquotot(1)

OFFICERS

Robert Alster, Senior Vice President

Liliana C. Dearth(2) , Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Ibero-America Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on February 3, 2010, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

28	• THE IBERO-AMERICA FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”. Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Managed Distribution Policy

For information about the Fund’s managed distribution policy, see “Managed Distribution Policy” on page 26.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

THE IBERO-AMERICA FUND •	29

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30	• THE IBERO-AMERICA FUND

Alliancebernstein Family of Funds

NOTES

THE IBERO-AMERICA FUND •	31

Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, “Alliance” or “we”) understand the importance of maintaining the confidentiality of our customers’ nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer’s name, address, social security number, assets and income) and (2) information about our customers’ transactions with us, our affiliates and others (including information such as a customer’s account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance’s privacy policy. We have policies and procedures to safe-guard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

THE IBERO-AMERICA FUND

(formerly The Spain Fund)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IAF-0152-0510

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Ibero-America Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date:July 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2010